SHELTON FUNDS

The United States Treasury Trust

Supplement dated December 23, 2019 to the

Prospectus and Statement of Additional Information,

each dated January 1, 2019, as supplemented

The Board of Trustees (the “Board”) of the Shelton Funds (the “Trust”), based upon the recommendation of Shelton Capital Management (the “Adviser”), the investment adviser to The United States Treasury Trust (the “Fund”), a series of the Trust, has determined to convert the Class K shares of the Fund into Direct Shares of the Fund with an equivalent aggregate value (the “Class K Share Conversion”). After the completion of the Class K Share Conversion, the Class K share class of the Fund shall be terminated. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Class K shares of the Fund be converted and terminated, with an effective date on or about December 27, 2019. The Class K Share Conversion will not be treated as a taxable event for federal income tax purposes.

Please retain this supplement with your Prospectus and
Statement of Additional Information.